Exhibit 10.48

U.S. GUARANTEE AGREEMENT

THIS U.S. GUARANTEE AGREEMENT dated as of January 18, 2011 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish public limited company (“STX”), SEAGATE HDD CAYMAN, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), each of the subsidiaries of STX listed on Schedule I hereto (each such subsidiary individually, a “Subsidiary” and, collectively, the “Subsidiaries”; and each such Subsidiary, the Borrower and STX, individually, a “Guarantor” and, collectively, the “Guarantors”) and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to the Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among STX, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The (i) Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement and (ii) the other Secured Parties counterparties to the Platinum Leases have agreed to continue to provide Platinum Leases to STX, the Borrower or  the Subsidiaries.  Each of STX and each Subsidiary acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of Letters of Credit by the Issuing Banks, and each of STX, the Borrower and the Subsidiaries acknowledge that it will derive substantial benefit from the making of the financial and other accommodations and other arrangements provided by the other Secured Parties.  The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof.  As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit and the other Secured Parties to continue or enter into additional Platinum Leases and provide other financial and other accommodations and arrangements to the Loan Parties, the Guarantors are willing to execute this Agreement.

Accordingly, the parties hereto agree as follows:

SECTION 1.  Guarantee.  Each Guarantor unconditionally, irrevocably and absolutely guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b) and any other laws of similar application); provided, that to the extent relevant under applicable law, each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to financial assistance, fraudulent conveyance, fraudulent transfer or laws of similar application, and not for any greater amount, provided further that the guarantees and indemnities given by STX pursuant to this Agreement shall only apply to the extent that the parties whose obligations are guaranteed hereunder are subsidiaries of STX.  For the purposes of this further proviso, the term “subsidiary” shall have the meaning given to it in Section 155 of the Companies Act 1963 (as amended) (Ireland).  Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension or renewal of any Obligation.Notwithstanding anything in this Agreement or any other Loan Document to the contrary, no Obligation of any U.S. Loan Party shall be required to be Guaranteed by any CFC Subsidiary or any Qualified CFC Holding Company, in each case of any U.S. Subsidiary.

SECTION 2.  Obligations Not Waived.  To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.  To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by, and shall remain unconditional, irrevocable and absolute irrespective of: (a) the failure of the Administrative Agent or any other Secured Party (i) to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or any Platinum Lease or otherwise or (ii) to exercise any right or remedy against any other Guarantor of, or collateral securing, any Obligations, (b) any rescission, waiver (except the effect of any waiver obtained pursuant to Section 12(b)), amendment or modification of, or any release from any terms or provisions of any other Loan Document or Platinum Lease, any other Guarantee or any other agreement (in each case pursuant to the terms thereof), including with respect to any other Guarantor under this Agreement, or (c) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Guarantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to, or waiver or release of, or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or (d) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor.

SECTION 3.  Security.  Each of the Guarantors authorizes the Administrative Agent and each of the other Secured Parties to (a) take and hold security for the payment of its guarantee hereunder and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors.

SECTION 4.  Guarantee of Payment.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

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SECTION 5.  No Discharge or Diminishment of Guarantee.  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of all the Loan Document Obligations and payment of, or provision for, the Specified Obligations to the relevant Secured Parties as set forth in Section 10 in order for the Termination Date to occur), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations (or any agreement evidencing the Obligations) or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under  the Credit Agreement, any other Loan Document or any other agreement relating to the Obligations, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of at law or in equity (other than the payment in full in cash of all the Loan Document Obligations and payment of, or provision for, the Specified Obligations to the relevant Secured Parties as set forth in Section 10 in order for the Termination Date to occur).

SECTION 6.  Defenses of Borrower Waived.  To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations (or any agreement evidencing the Obligations) or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Guarantor, other than the final payment in full in cash of all the Loan Document Obligations (or, in the case of an action seeking payment of less than all the Loan Document Obligations, payment in full in cash of the portion of the Loan Document Obligations sought in such action) and payment of, or provision for, the Specified Obligations to the relevant Secured Parties as set forth in Section 10 in order for the Termination Date to occur.  The Administrative Agent (and from and after the Loan Document Termination Date, the other Secured Parties) may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Termination Date (as defined in Section 10) has occurred.  Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

SECTION 7.  Agreement to Pay; Subordination.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at

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law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations.  Upon payment by any Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower or such other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment until the occurrence of the Termination Date.  If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent (or if the Credit Agreement is no longer in effect and all Loan Document Obligations have been paid in full in cash but the Termination Date has not occurred, then to the remaining Secured Parties as their interests shall appear) to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 8.  Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise any Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 9.  Representations and Warranties; Covenants.  (a) Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects on the date hereof and as of the date of a Borrowing or the date of issuance, amendment, renewal or extension of a Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) Each Guarantor covenants and agrees it will perform, comply with and be bound by all of the covenants contained in the Credit Agreement which are applicable to such Guarantor or its properties.

SECTION 10.  Termination.  The guarantees made hereunder shall terminate on the date (a) when all the Loan Document Obligations have been paid in full in cash, the Commitments have expired or been terminated, the principal of and interest on each Loan and all fees payable under the Loan Documents shall have been paid in full, all Letters of Credit shall have expired or been terminated (or otherwise provided for in a manner satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed (the “Loan Document Termination Date”) and (b) if any Platinum Lease Obligations or Obligations under the Swap Agreements referred in clause (b) of the definition of “Obligations” in the Credit Agreement (such Obligations, together with the Platinum Lease Obligations, collectively, the “Specified

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Obligations”) remain outstanding on the Loan Document Termination Date, when STX, the Borrower or any Subsidiary shall have either (i) delivered cash collateral in which the applicable Secured Party shall have a first priority security interest in the amount of the outstanding Specified Obligations owing to such Secured Party (unless the Secured Party agrees to lesser amount in its sole discretion), on terms and conditions reasonably satisfactory to such Secured Party or (ii) made other collateral arrangements regarding the outstanding Specified Obligations owing to, and commitments remaining from, the applicable Secured Party as are reasonably satisfactory to such Secured Party (referred to as the “Termination Date”).  The guarantees made hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.  In the event that any Guarantor ceases to be a Subsidiary (as such term is used in the Credit Agreement) pursuant to a transaction permitted under the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action.  Upon the release of a Guarantor from its obligations under this Agreement pursuant to this Section 10, and at the sole expense of such Guarantor, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to evidence such termination or release.

SECTION 11.  Binding Effect; Several Agreement; Assignments.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns.  This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Lender (and any such attempted assignment without such consent shall be void).  This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 12.  Waivers; Amendment.  (a)  No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which

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given.  No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement (or, if the Loan Document Obligations have been paid in full in cash and the Credit Agreement has been terminated prior to the Termination Date, then with the consent of any remaining Secured Parties whose Specified Obligations continue to be guaranteed hereby).

SECTION 13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 14.  Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement or, if the Loan Document Obligations have been paid in full in cash and the Credit Agreement has been terminated prior to the Termination Date, then as specified in writing by any remaining Secured Parties whose Specified Obligations continue to be guaranteed hereby).  All communications and notices hereunder to each Guarantor shall be given to it at its address or telecopy number set forth in Schedule I hereto, with a copy to the Borrower.

SECTION 15.  Survival of Agreement; Severability.  (a)  All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of the Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date has occurred.

(b)  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 16.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as

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provided in Section 11.  Delivery of an executed signature page to this Agreement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 17.  Rules of Interpretation.  The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement, which are herby incorporated into this Agreement by this reference.

SECTION 18.  Jurisdiction; Consent to Service of Process.  (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(b)  Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 18.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(a)           (c)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.  Each Guarantor hereby appoints Seagate Technology (US) Holdings, Inc. as its agent for service of process in the United States and Seagate Technology (US) Holdings, Inc. hereby accepts such appointment.  Seagate Technology (US) Holdings, Inc. agrees that its appointment is irrevocable so long as any Termination Date has not occurred and that it shall give the Administrative Agent at least 10 Business Days notice of any change to its address upon which service of process can be made on it pursuant to this Section.  In any event, the address at which service of process can be made shall be an address located in New York or California.

SECTION 19.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDINGS DIRECTLY OR

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INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

SECTION 20.  Additional Guarantors.  Pursuant to Section 5.13 of the Credit Agreement and the Collateral and Guarantee Requirement, certain Subsidiaries formed or acquired after the Effective Date are required to execute a Guarantee Agreement.  Upon execution and delivery after the date hereof by the Administrative Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 21.  Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor then existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document.  The applicable Secured Party shall notify STX and the Administrative Agent of such setoff and application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 21.  The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including any other rights of setoff) that such Secured Party may have.

SECTION 23.  Tax Indemnification.  Each Guarantor hereby agrees to be bound by the terms of Section 2.16 of the Credit Agreement, insofar as any provision of such Section applies to any Loan Party.

SECTION 24.  Other Guarantee Agreements.  If any conflict or inconsistency exists between this Agreement and any other guarantee agreements with a Secured Party providing guarantees for the Specified Obligations, this Agreement shall govern until the Termination Date.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SEAGATE HDD CAYMAN

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

[Signature Page to U.S. Guarantee Agreement]

GIVEN under the Common Seal of

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

in the presence of:

		By:	/s/ PATRICK O’MALLEY, III
Authorized Officer

Witness signature:	/s/ RICHARD CALOCA
Name:	Richard Caloca
Address:	920 Disc Drive, Scotts Valley, CA
Occupation:	Assistant Treasurer

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY HDD HOLDINGS

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY INTERNATIONAL

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: General Counsel & Secretary

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY (IRELAND)

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: President

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

[Signature Page to U.S. Guarantee Agreement]

MAXTOR GLOBAL LTD.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: President

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Vice President

[Signature Page to U.S. Guarantee Agreement]

SEAGATE INTERNATIONAL (JOHOR) SDN. BHD.

By:	/s/ STEPHEN SEDLER
Name: Stephen Sedler
Title: Assistant Secretary

By:	/s/ PEK (RICKY) CHONG
Name: Pek (Ricky) Chong
Title: Director

By:	/s/ KEAN CHEONG OH
Name: Kean Cheong Oh
Title: Company Representative

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY (THAILAND) LIMITED

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ JEFF NYGAARD
Name: Jeff Nygaard
Title: Director

By:	/s/ WANATEE VONGTHAI
Name: Wanatee Vongthai
Title: Director

[Signature Page to U.S. Guarantee Agreement]

PENANG SEAGATE INDUSTRIES (M) SDN. BHD.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ PEK (RICKY) CHONG
Name: Pek (Ricky) Chong
Title: Secretary & Shareholder Representative

[Signature Page to U.S. Guarantee Agreement]

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Shareholder Representative

By:	/s/ MUI YIN CHANG
Name: Mui Yin Chang
Title: Alternate Shareholder Representative

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

[Signature Page to U.S. Guarantee Agreement]

i365 INC.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

[Signature Page to U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY LLC

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Senior Vice President, General Counsel & Secretary

[Signature Page to U.S. Guarantee Agreement]

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ TERESA WU
Name: Teresa Wu
Title: Director

[Signature Page to U.S. Guarantee Agreement]

Schedule I to the

U.S. Guarantee Agreement

Guarantor	Address for all Guarantors
Seagate Technology Public Limited Company	c/o Seagate Technology LLC 920 Disc Drive Scotts Valley, CA 95067
Seagate Technology
Seagate Technology HDD Holdings
Seagate Technology (US) Holdings, Inc.
i365 Inc.
Seagate Technology LLC
Maxtor Global Ltd.
Seagate Technology International
Seagate International (Johor) Sdn. Bhd.
Seagate Technology (Thailand) Limited
Penang Seagate Industries (M) Sdn. Bhd.
Seagate Technology (Ireland)
Seagate Singapore International Headquarters Pte. Ltd.

Annex 1 to the

U.S. Guarantee Agreement

SUPPLEMENT NO. [   ]

This SUPPLEMENT NO. [   ] dated as of [     ] (this “Supplement”), to the U.S. Guarantee Agreement dated as of January 18, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish company (“STX”), SEAGATE HDD CAYMAN, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), each of the subsidiaries of STX from time to time party thereto (each such subsidiary individually, a “Subsidiary” and, collectively, the “Subsidiaries”; and each such Subsidiary, the Borrower and STX, individually, a “Guarantor” and, collectively,  the  “Guarantors”) and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

A.  Reference is made to the Credit Agreement dated as of January 18, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among STX, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the U.S. Guarantee Agreement and the Credit Agreement.

C.  The Guarantors have entered into the U.S. Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit.  Pursuant to Section 5.13 of the Credit Agreement and the Collateral and Guarantee Requirement, certain Subsidiaries formed or acquired after the Effective Date are required to execute a Guarantee Agreement.  Section 20 of the U.S. Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the U.S. Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the U.S. Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1.  In accordance with Section 20 of the U.S. Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the U.S. Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the U.S. Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof, except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty shall be true and correct on such date.  Each reference to a “Guarantor” in the U.S. Guarantee Agreement shall be deemed to include the New Guarantor.  The U.S. Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent.  Delivery of an executed signature page to this Supplement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4.  Except as expressly supplemented hereby, the U.S. Guarantee Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the U.S. Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 14 of the U.S. Guarantee Agreement.  All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

SECTION 8.  The New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent (but subject to Section 9.03(a) of the Credit Agreement).

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the U.S. Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],

By:
Name:
Title:
Address:

THE BANK OF NOVA SCOTIA, as Administrative Agent,

By:
Name:
Title: